SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 19, 2006

TECHNEST HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8 Faneuil Hall, Third Floor, Boston, MA 02109

(Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5104

 (Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

Other Events

Policy against Issuing Future Priced Securities

On January 19, 2006, the Board of Directors of Technest Holdings, Inc. determined that it was in Technest’s best interest to limit our ability to enter into certain types of financing arrangements, in particular, those with future priced securities, and therefore, adopted the following policy:

In no event shall the Board of Directors designate, authorize or issue any series of preferred stock, or any other security, instrument or contract, convertible or exercisable, either directly or indirectly into shares of common stock, unless the maximum number of shares of common stock potentially issuable upon such conversion can be determined at the time of designation, authorization, or issuance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By:

/s/ Gino M. Pereira

 Chief Financial Officer

Date: January 23, 2006